Exhibit 99.1

Strictly private and confidential    Subject to Confidentiality Agreement Subject to FRE 408 Restructuring proposal    cleansing materials December 21, 2017

Strictly private and confidential    Subject to Confidentiality Agreement Subject to FRE 408 Disclaimer This presentation was prepared on a confidential basis by management of Cenveo Inc. (“Cenveo” or the “Company”) and its financial advisor, Rothschild Inc. (“Rothschild”), and is being delivered to certain creditors of the Company and their advisors. This presentation provides summary information only and is being delivered solely for informational purposes. Neither the creditors of the Company, their respective advisors nor any other person may rely upon this presentation for any purpose. This presentation should not be construed as a commitment by the Company to pursue any transaction or any other course of action, and any transaction or course of action described in this presentation may not occur.    This presentation is based upon information that is publicly available or which was provided by or on behalf of the management of Cenveo, including, without limitation, management operating and financial forecasts or projections. Any valuations, estimates and projections contained herein are based upon estimates and projections provided by the Company and involve numerous significant subjective determinations, which may or may not prove to be accurate. No representation or warranty, express or implied, can be made or is made by the Company or Rothschild as to the accuracy or completeness of any such information or the achievability of any such forecasts or projections or any timeline contained herein. Rothschild has not assumed any responsibility for independent verification of any of such information contained herein, including, but not limited to, any forecasts or projections set forth herein, and Rothschild has relied on such information being complete and accurate in all material respects. Except where otherwise indicated, this presentation speaks as of the date hereof and is necessarily based upon the information available and financial, stock market and other conditions and circumstances existing and disclosed as of the date hereof, all of which are subject to change. Neither the Company nor Rothschild has any obligation to update, bring-down, review or reaffirm this presentation. This presentation is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by management of the Company and Rothschild. Under no circumstances should the delivery of this presentation imply that any information or analyses included in this presentation would be the same if made as of any other date. Nothing contained in this presentation is, or shall be relied upon as, a promise or representation as to the past, present or future.    Nothing contained herein shall be deemed to be a recommendation from the Company or Rothschild to any party to enter into any transaction or to take any course of action. This presentation does not constitute advice of any kind, including, without limitation, legal, tax or accounting advice, and the creditors of the Company and their respective advisors should receive (and rely on) separate and qualified advice as to the matters set forth herein, including legal, tax and accounting advice. These materials do not constitute an offer or solicitation to sell or purchase any securities. THIS PRESENTATION IS CONFIDENTIAL, AND IT MAY NOT BE COPIED BY, OR DISCLOSED OR MADE AVAILABLE TO, ANY PERSON WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY. Neither the Company nor Rothschild shall have any liability, whether direct or indirect, in contract or tort or otherwise, to any person in connection with this presentation. 1

1 DIP and exit sizing

Strictly private and confidential    Subject to Confidentiality Agreement 1. DIP and exit sizing Subject to FRE 408 Business Plan and liquidity projections caveats The Company’s current business plan (the “Business Plan”) and liquidity forecast were developed in early October based on information available at that time together with actual results through September The Business Plan was developed in advance of the Company’s normal year-end budgeting process and did not take into account, among other things, the impact of a potential bankruptcy filing and rumors in the marketplace Since the Business Plan and liquidity forecast were developed, a number of events have occurred that will likely negatively impact the Business Plan and liquidity forecast including, but not limited to: Rumors and news articles of a potential bankruptcy filing    Customers de-risking to a greater extent than forecasted based on rumors in the marketplace    New customers failing to give expected new business due to financial concerns    Vendors losing credit insurance    Vendors tightening terms    Potential risk that ABL lenders will add additional reserves that would reduce the ABL Borrowing Base Zolfo Cooper was retained the week of December 11th to assist the Company and its other professionals with the contingency planning efforts currently underway As a result of the foregoing, the Company is updating the Business Plan and liquidity forecast, including the preparation of a DIP budget, which will likely result in a lowering of the financial projections and information contained herein 3

Strictly private and confidential    Subject to Confidentiality Agreement 1. DIP and exit sizing Subject to FRE 408 DIP Budget overview If the Company pursues an in-court restructuring alternative, it will need to assess the amount of debtor-in-possession financing (“DIP Financing”) required to fund the business during the chapter 11 process The Company will not have access to the pre-petition ABL    However, the Company could seek to roll the pre-petition ABL into a DIP ABL facility to provide post-petition liquidity    DIP Financing will likely be through a facility junior to the ABL and FILO but senior to the 1L notes    Financing could take out the FILO but pricing will harm the Company relative to the current 4% rate    To size the amount of DIP Financing that is needed, certain adjustments were made to develop a chapter 11 cash forecast (“DIP Budget”). The adjustments include a number of operating and chapter 11 variables such as: Receipt collections    Vendor payments and trade terms    Cash collateralization of letters of credit    Professional fees    Utility deposits and foreign subsidiary funding    Adequate protection interest payments, offset by non-payment of debt service due to the automatic stay    Borrowing base availability including potential changes by the ABL lenders if rolled into a DIP    The DIP Budget is usually sized for a time frame that is longer than the anticipated restructuring process timeline While Cenveo currently anticipates a pre-negotiated chapter 11 process that could take up to 4 months, the DIP Budget should be sized for a process that could run up to 6 months    Potential litigation could extend the process further by 2-3 months For purposes of evaluating restructuring alternatives, management and Rothschild have developed a preliminary DIP Budget and chapter 11 exit costs with a number of placeholder assumptions. It is highly likely that these estimates will change as management and Rothschild continue to refine assumptions and as actual business performance is updated 4

Strictly private and confidential    Subject to Confidentiality Agreement 1. DIP and exit sizing    Subject to FRE 408 Restructuring cash flow adjustments The following preliminary adjustments have been made to Cenveo’s base case cash forecast to illustratively account for a February 1, 2018 chapter 11 filing    Summary of key adjustments and assumptions A/R and receipts adjustments    A/R and receipts have been adjusted to reflect initial receipts degradation followed by normalization Treatment of LCs    Cenveo’s $16.6m of L/Cs are cash collateralized at 105% ($17.4m) in week 1 post-filing Utility deposit    $3m total, with $1.5m paid week 1 and $1.5m paid week 2    Critical Vendors are paid on current terms up to the filing date    Have assumed in mid-December payables contract    Post-petition, Critical Vendors remain at normal payment terms Critical Vendors                Critical Vendor program paid out in the first four weeks of the case    Includes amounts related to Critical Vendors who deliver their products within 20 days preceding the filing (503(b)(9) claims) are paid on    normal terms    Pre-petition Non-Critical Vendors stop receiving scheduled payments starting 1.5 weeks prior to the filing date    Have assumed in mid-December payables contract Non-Critical Vendors    Non-Critical Vendors who deliver their products within 20 days preceding the filing are given 503(b)(9) administrative claims and must be paid    upon exit    Post-petition, Non-Critical Vendor payment terms are COD after filing, with terms building back over the 6 months following emergence Foreign subsidiary funding    Foreign subsidiary payments of ~$1.5m / month continue to be paid as currently scheduled (no adjustment)    Professional fees of $3-5m paid on a monthly basis Professional fees    Unpaid professional fees are brought current by December 31st    Debtor and UCC professionals’ monthly fees accrue and are not paid until Court approval 60 days post-petition and then paid monthly thereafter 5

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

1. DIP and exit sizing

Restructuring cash flow adjustments (cont'd)

Interest payment assumptions	• FILO adequate protection interest payments paid quarterly at 4.0% • 1L Notes, 2L Notes and Unsecured Notes interest are not paid during chapter 11
DIP financing	**Duration:** • Sized for a 6-month DIP – Assumes pre-negotiated chapter 11 process starting 2/1/18 with a target 5/31/18 emergence **DIP ABL:** • Assumes pre-petition ABL is rolled into DIP ABL – L + 3.50% interest rate – 1.0% upfront fees – 0.375% unused line fee **DIP Junior term loan:** • Assumes a $[70]m new money term loan junior to the DIP ABL and FILO but senior to 1L Notes – L + 6.00% interest rate – 2.0% upfront fees – 1.0% unused commitment fee – Assumes $[40.0]m draw week 1 of bankruptcy and a $[30.0]m draw week 3
Defined benefit pension plans	• Pension payment of $1.7m (Apr 15th) is accrued throughout the petition period and paid upon exit
Minimum liquidity	• Assumes $25m of minimum liquidity through the chapter 11 as well as post emergence

DRAFT

6

1. DIP and exit sizing

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

DIP sizing

Cenveo will require incremental liquidity during the chapter 11 case

- Although liquidity is well above zero over the course of the process, there are periodic drop-offs in liquidity
  - The DIP Budget will also need to incorporate the continued practice of funding approximately $1.5m per month to foreign subsidiaries
- Assuming $25m of minimum cash, an illustrative $70m Jr. DIP Delayed Draw Term Loan may be necessary

Chapter 11 liquidity ($ in millions)


$140
$120
$100
$80
$60
$40
$20
–
($20)
($40)
($60)
$70m DIP Term Loan necessary to avoid liquidity troughs while maintaining $25m in min. liquidity
~$80m liquidity increase largely driven by DSO normalization and critical vendors returning to normal terms
Includes emergence costs
Jr. DIP Term Loan drawn in two tranches, $40m in week ending 2/4 and $30m in week ending 2/18
$42 $29 $43 $26 $46 $80 $113 $121 $112 $113 $114 $119 $104 $104 $103 $103 $47
$3 ($10) ($26) ($42) ($22) $13 $45 $53 $45 $46 $47 $52 $37 $37 $36 $36 ($2)
2/4 2/11 2/18 2/25 3/4 3/11 3/18 3/25 4/1 4/8 4/15 4/22 4/29 5/6 5/13 5/20 5/27
Cash + ABL Availability (with DIP)
Cash + ABL Availability (without DIP)
DRAFT

7

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

1. DIP and exit sizing

Preliminary exit cost assumptions

Rothschild has developed a high-level estimate of the Company's exit financing need using the following assumptions:

Refinancing of the DIP	• Repay the DIP ABL and DIP Junior Term Loan
FILO	• Cram up or repay outstanding FILO Notes balance of $50m
Cure costs	• TBD, utilized $[5]m as a placeholder
503(b)(9)	• $[18.2]m[1] of goods shipped / delivered within the 20 day period prior to filing
Minimum cash requirement	• Assuming Company will require at ~$65m minimum liquidity target following its exit from chapter 11
Utility deposit	• Assumes rebate for $3m utility deposit
Cash collateralization	• Assumes Exit ABL releases $17.4m of L/C cash collateral
Professional fees	• $13.7m of professional fees are paid on emergence, including completion fees
Pension payments	• Catch-up for deferred defined benefit pension plan payment in April
Priority Tax Claim	• [TBD]
Other (Cushion)	• $5.0m

DRAFT

Note
1 Related to Non-Critical Vendors only. Critical Vendors assumed paid under the Critical Vendor Program

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Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

1. DIP and exit sizing

Preliminary exit costs and exit financing sizing

The follow details estimated exit costs assuming a 5/31/18 emergence

Exit costs table ($ in millions)

Exit Financing Need		Comments
DIP ABL Balance on 5/31/18	($100.7)	
DIP Junior Term Loan	(70.0)	Assumes DIP Junior Term Loan to be repaid
Upfront Fee on Exit Term Loan	(3.9)	Fee equal to 2.0% on $194m financing[1]
Cure Costs	(5.0)	[TBD]
503(b)(9) Payments	(18.2)	Non-Critical Vendor payables due 20 days prior to filing
Utility Deposit	3.0	Assumes rebate for $3m utility deposit
Unwind cash collateralization	17.4	Assumes Exit ABL releases L/C cash collateral
Professional Completion Fees	(13.7)	Includes Completion Fees
Pension catch up payments	(1.7)	Catch up for missed April payment
Priority Tax Claims	–	[TBD]
GUC cash recovery	(3.0)	Assumes GUC cash recovery of [2.5%] of their claim
Other (Cushion)	(5.0)	[TBD]
Exit Financing Need	**($200.8)**	
Memo		
Exit Financing Need	**$200.8**	
New Term Loan	(90.0)	Assumes funded with New Money Term Loan
Ending ABL balance on 5/31/18 (post-exit adjustments)	**$110.8**	
Total Debt Capacity	**$377.2**	Based on Total PF Leverage of 3.0x
Less: ABL balance	(110.8)	
Less: FILO	(50.0)	
Less: Capital Leases	(22.8)	
Exit 1L Term Loan	**$193.6**	
Less: Term Loan	(90.0)	
1L Takeback Paper	**$103.6**	

DRAFT

Note

1 $70m used to repay DIP Jr. TL, $20m used to paydown ABL, $104m 1L Takeback Paper

9

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

1. DIP and exit sizing

Post-emergence liquidity

The Company is expected to generate positive cash flow after exiting from chapter 11 through 2018

Post-emergence liquidity ($ in millions)[1]


$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
–
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
$67
$75
$80
$84
$89
$97
$104
$115
$42
$50
$55
$59
$64
$72
$79
$90
ABL Availability + Cash
ABL Availability
DRAFT

Average ABL balance and availability ($ in millions)[1]

Period Ending	6/24	7/29	8/26	9/30	10/28	11/25	12/30	Average
Borrowing Base	$169.0	$169.0	$169.0	$169.0	$169.0	$169.0	$169.0	$169.0
ABL Balance	$102.3	$97.0	$93.7	$88.5	$80.2	$73.1	$62.7	$85.4
L/Cs Outstanding	16.6	16.6	16.6	16.6	16.6	16.6	16.6	16.6
Total ABL usage	**$118.9**	**$113.6**	**$110.3**	**$105.1**	**$96.8**	**$89.7**	**$79.3**	**$102.0**
Memo								
Availability	$50.1	$55.4	$58.7	$63.9	$72.2	$79.3	$89.7	$67.0
Cash	25.0	25.0	25.0	25.0	25.0	25.0	25.0	25.0

Note

1 Cash flow profile based on % of receipts monthly receipts per quarter from Company forecast applied against Business Plan financials

10

2 Proposal

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

2. Proposal

Proposed RSA term sheet

Recapitalization proposal

Summary of key terms

Deal Implementation	• Through a pre-negotiated or pre-packaged chapter 11 plan of reorganization
DIP financing	• $190m DIP ABL with maturity 6 months after the Petition Date – L + 3.50% interest rate – 1.0% upfront fees – 0.375% unused line fee • $[70]m of new money DIP Junior Delayed Draw Term Loan financing with maturity 6 months after the Petition Date – Interest rate of L + 6.00% with 1.00% LIBOR floor – 2.0% upfront fees – 1.0% unused commitment fee • Capital provider (TBD) • Milestones (TBD) and financial covenants to be set based on the DIP Budget
Treatment of existing ABL	• Rolled into a new $190m DIP ABL and refinanced into a new $190m ABL at exit – Letters of credit to be cash collateralized during chapter 11 at 105%
Treatment of existing FILO	• Crammed up or repaid upon emergence
Treatment of existing capital leases	• Assumed and unimpaired
Treatment of existing 1L Note	• $[104]m of the existing 1L debt to be repaid in cash or rolled over into a New 1L Term Loan • Remainder of claim will be converted into 97.5% of the restructured Company's equity, subject to dilution from the 2L warrants and the new MIP – If the 2L lenders exercise their right to purchase the 1L lenders' equity (as defined in the 2L treatment section), the 1L lenders would receive cash in lieu of equity to attain a 90% recovery on the 1L lender face value for the equitized portion purchased
New exit financing	• $190m ABL – ABL interest rate of L + 3.00% and 1.0% fee at issuance – 0.375% unused line fee • $50m FILO – 4.0% interest rate • $[194]m of new exit term loan – Assume $[90]m new money and $[104]m new money or 1L takeback paper – New TL interest rate of L + 6.00% and 2.0% fee at issuance

DRAFT

12

Strictly private and confidential    Subject to Confidentiality Agreement 2. Proposal Subject to FRE 408 Proposed RSA term sheet (cont’d) Recapitalization proposal Summary of key terms                [2.5]% of the restructured Company’s equity, subject to dilution from the 2L warrants and the new MIP Treatment of    Warrants for [10.0]% of the fully diluted equity with a strike price equal to par plus accrued 1L recovery with a 5 year tenor existing 2L Loans    2L lenders have the right to purchase no less than 25% and up to the full amount of the equity provided to 1Ls at a price equal to a 90% recovery    on face of the equitized component    2.5% recovery on the face amount of the outstanding notes payable in cash Unsecured Notes    Treatment of critical trade    Dealt with through Critical Vendor Agreement vendors and suppliers    Treatment of General Unsecured    2.5% recovery on the claim amount payable in cash subject to a claim cap of $[ ]m Claims (“GUCs”)                Assumed and unimpaired Treatment of pensions    Catch up at emergence all required cash contribution Treatment of unions    Assumed and unimpaired Treatment of    Extinguished existing Common Equity                7 person Board of Directors comprised of Robert Burton, Rob Burton, Mike Burton and 4 directors appointed by the 1L Committee of which 2 shall Governance be independent directors subject to the approval of the existing Board    [ ]% of pro forma equity MIP    13

Strictly private and confidential    Subject to Confidentiality Agreement    2. Proposal Subject to FRE 408    Proposed DIP ABL    Summary of key terms    Borrower    Cenveo, Inc.    Guarantors    Same as existing ABL    Facility    $190.0 million committed                Driven by borrowing base with same advance rates as existing ABL    Tenor    6 months from Petition Date                L+ 3.50%    Pricing    1.0% fee at issuance on committed amount                0.375% unused line fee    Security    Super-priority lien on same collateral as the existing ABL collateral packages    Financial covenants    Springing Fixed Charge Coverage Ratio1 covenant of 1.0x                Triggered when availability on ABL facility falls below $20m    Notes    1 Fixed Charge Coverage Ratio calculation: (Adj. EBITDA    capex    tax) / (interest + scheduled amortization) >= 1                14

Strictly private and confidential    Subject to Confidentiality Agreement    2. Proposal Subject to FRE 408    Proposed DIP junior loan term sheet    Summary of key terms    Borrower    Cenveo, Inc.    Guarantors    Same as existing 1L Notes                $[70]m new money junior DIP term loan    Facility    All draws subject to approved DIP Budget                Delayed Draw Term Loan structure with a max number of draws of [ ] and a minimum draw of $[5.0]m    Tenor    6 months after the Petition Date                L + 6.00%with 1.00 LIBOR floor    Pricing    2.0% upfront fees                1.0% unused commitment fee    Security    Junior to the FILO on the ABL collateral and senior to the 1L Notes on 1L collateral    Milestones    TBD    Financial covenants    TBD based on the DIP Budget                15

Strictly private and confidential    Subject to Confidentiality Agreement    2. Proposal Subject to FRE 408    Proposed Exit ABL    Summary of key terms    Borrower    Cenveo, Inc.    Guarantors    Same as existing ABL    Facility    $190m committed                Driven by borrowing base with same advance rates as existing ABL    Tenor    4 year anniversary of the Emergence Date                L + 3.00%    Pricing    1.0% fee at issuance                0.375% unused line fee    Security    First lien on existing ABL collateral package    Financial covenants    Springing Fixed Charge Coverage Ratio1 covenant of 1.0x                Triggered when availability on ABL facility falls below $20m    Notes    1 Fixed Charge Coverage Ratio calculation: (Adj. EBITDA    capex    tax) / (interest + scheduled amortization) >= 1                16

Strictly private and confidential    Subject to Confidentiality Agreement    2. Proposal Subject to FRE 408    Proposed Exit FILO    Summary of key terms    Borrower    Cenveo, Inc.    Guarantors    Same as existing FILO    Facility    $50m    Tenor    4.5 year anniversary of the Emergence Date                4.00% fixed    Pricing                1L on ABL Priority Collateral    Security    Last out                Junior lien on 1L Notes collateral package    Financial covenants    None                17

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

2. Proposal

Proposed New 1L term loan term sheet

Summary of key terms

Borrower	• Cenveo, Inc.
Guarantors	• Same as existing 1L Notes
Facility	• $[194]m – Assume $[90]m new money and $[104]m new money or 1L takeback paper
Tenor	• 5 year anniversary of the Emergence Date
Pricing	• L + 6.00% • 2.0% fee at issuance
Security	• First lien on existing 1L Notes collateral package • 3L on ABL Priority collateral behind the FILO
Optional prepayment	• Prepayable at any time at par
Financial covenants	• None

DRAFT

18

Strictly private and confidential    Subject to Confidentiality Agreement    2. Proposal Subject to FRE 408    Proposed New Warrants    Summary of key terms    Issuer    Cenveo, Inc.    Warrants percentage    Warrants exercisable into [10]% of the reorganized company equity subject to dilution by the MIP    Tenor ï® 5th year anniversary of the emergence date                Strike at par plus accrued interest on 1L as of the Effective Date    Strike price                19

2. Proposal

Strictly private and confidential – Subject to Confidentiality Agreement
Subject to FRE 408

Pro forma cap structure, liquidity and credit stats

Pro forma capital structure and liquidity ($ in millions)

	At filing	Transaction adj.	Pro Forma
DIP ABL Facility[1]	$167.9	($57.1)	$110.8
DIP TL[2]	70.0	(70.0)	–
Total superpriority debt	**$237.9**	**($127.1)**	**$110.8**
Exit New Money need	–	90.0	90.0
1L Takeback Paper	–	104.0	104.0
FILO Notes	50.0	–	50.0
Capital leases	22.8	–	22.8
1L Notes	540.0	(540.0)	–
2L Notes	241.0	(241.0)	–
Total secured debt	**$1,091.7**	**($714.2)**	**$377.5**
Unsecured Notes	104.5	(104.5)	–
Total unsecured debt	**$104.5**	**($104.5)**	**–**
Total debt	**$1,196.2**	**($818.7)**	**$377.5**
Liquidity			
Cash	$25.0	–	$25.0
ABL availability[3]	1.1	40.5	41.6
Total liquidity	**$26.1**	**$40.5**	**$66.6**

Pro forma credit statistics and interest expense ($ in millions)

	At filing	Transaction adj.	Pro Forma
1L / Adj. EBITDA (2017E)	9.3x	(6.1x)	3.2x
1L / Adj. EBITDA (2018E)	8.7x	(5.7x)	3.0x
Total leverage ratio (2017E)	10.2x	(7.0x)	3.2x
Total leverage ratio (2018E)	9.5x	(6.5x)	3.0x
2018E Adj. EBITDA / interest[4]	1.6x	4.3x	5.9x
(2018E Adj. EBITDA - capex) / interest[4]	1.4x	3.8x	5.2x
Annual interest expense[4]	$78.3	($57.0)	$21.4

DRAFT

Notes
1 Based on Rothschild illustrative DIP need
2 Assumes $70m DIP Jr. Term Loan drawn in first three weeks post filing for bankruptcy
3 ABL availability based on the borrowing base of $169m and ~$111m projected ABL balance at emergence
4 Based on Company estimated FY 2017E interest

20

Strictly private and confidential    Subject to Confidentiality Agreement    2. Proposal    Subject to FRE 408    Sources & Uses    Sources & Uses ($ in millions)                Sources Uses    Exit ABL $110.8 DIP ABL Balance on 5/31/18 $100.7    Released L/C collateral 17.4 Cash Exit Costs 47.5    Capital leases 22.8 GUC cash recovery 3.0    FILO 50.0 Capital leases 22.8    Exit 1L Term Loan1 193.6 DIP Jr. TL repayment 70.0    Utility deposit 3.0 FILO reinstated 50.0    1L recovery 103.6    Total Sources $397.6 Total Uses $397.6    Note                1 $377m of debt capacity, less $111m ABL, less $50m FILO and less $23m cap leases                21